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Household Consumer Loan Trust, Series 1996-1
Deposit Trust Calculations
Previous Due Period Ending                         May 31, 2000
Current Due Period Ending                          Jun 30, 2000
Prior Distribution Date                            Jun 14, 2000
Distribution Date                                  Jul 14, 2000


Beginning Trust Principal Receivables          4,131,422,050.06
Average Principal Receivables                  4,131,293,701.25
FC&A Collections (Includes Recoveries)            71,964,318.63
Principal Collections                            123,101,347.90
Additional Balances                               47,128,338.37
Net Principal Collections                         75,973,009.53
Defaulted Amount                                  28,523,095.74
Miscellaneous Payments                                     0.00
Principal Recoveries                               4,328,779.00

Beginning Participation Invested Amount          265,167,099.95
Beginning Participation Unpaid Principal         265,167,099.95
Balance
Ending Participation Invested Amount             258,460,017.09
Ending Participation Unpaid Principal Balance    258,460,017.09

Accelerated Amortization Date                      Feb 28, 2001
Is it the Accelerated Amortization Period?                    0
0=No

OC Balance as % of Ending Participation                  9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                 0
Average  >or=4.75%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                265,167,099.95
Numerator for Fixed Allocation                   272,081,942.58
Denominator - Max(Sum of Numerators,           4,131,293,701.25
Principal Receivables)
Applicable Allocation Percentage                        6.4185%
Investor FC&A Collections                          4,619,030.03

Series Participation Interest Default Amount
Numerator for Floating Allocation                265,167,099.95
Denominator - Max(Sum of Numerators,           4,131,293,701.25
Principal Receivables)
Floating Allocation Percentage                          6.4185%
Series Participation Interest Default Amount       1,830,754.99


Principal Allocation Components
Numerator for Floating Allocation                265,167,099.95
Numerator for Fixed Allocation                   272,081,942.58
Denominator - Max(Sum of Numerators,           4,131,293,701.25
Principal Receivables)

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Series Participation Interest Monthly
Interest
(a) Series Participation Interest Pass                  8.0000%
Through Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                              8.0000%
(c) Rate Sufficient to Cover Interest, Yield            7.0525%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid         265,167,099.95
Principal Balance
(e) Actual days in the Interest Period                       30
Series Participation Monthly Interest,             1,767,780.67
[a*d*e]

Series Participation Interest Interest                     0.00
Shortfall
Previous Series Participation Interest                     0.00
Interest Shortfall

Additional Interest                                        0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,          6,707,082.86
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)      4,876,327.87
or e]
(b) prior to Accelerated Amort. Date or not        4,876,327.87
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                      6.4185%
(d) Net Principal Collections                     75,973,009.53
(e) after Accelerated Amort Date or Early          8,107,303.98
Amort Period, [f*g]
(f) Fixed Allocation Percentage                         6.5859%
(g) Collections of Principal
                                                 123,101,347.90

(h) Minimum Principal Amount, [Min(i,l)]           2,942,252.81
(i)  Floating Allocation Percentage of             7,901,260.42
Principal Collections
(j)  1.8% of the Series Participation              4,773,007.80
Interest Invested Amount
(k) Series Participation Interest Net Default      1,830,754.99
Payment Amount
(l)  the excess of (j) over (k)                    2,942,252.81

(m) Series Participation Interest Net Default      1,830,754.99
Payment Amount

(n) Optional Repurchase Amount (principal                  0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                4,619,030.03
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other              0.00
than HFC
Series Participation Interest Monthly              1,767,780.67
Interest [Sec. 4.11(a)(ii)]
Series Participation Interest Interest                     0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                     0.00
Series Participation Interest Default Amount       1,830,754.99
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                   0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                 441,945.17
Excess [Sec. 4.11(a)(vi)]                            578,549.20

Series Participation Investor Charge Off                   0.00
[Sec. 4.12(a)]

Seller's Interest
                                               1,432,997,131.09

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Series 1996-1  Owner Trust Calculations
Due Period                                              June 2000
Payment Date                                         Jul 17, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         6,707,082.86
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover Charge           0.00
offs

Accelerated Principal Payment                           55,243.15

Series Participation Interest Monthly Interest       1,767,780.67

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              841,836.28
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              598,202.25
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          63,120.08
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.    3,430,999.34
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          2,347,479.01
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to Sec.           0.00
3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        234,747.89
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            693,856.62
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               55,243.15


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              209,378.91
Certificate - Sec. 3.05(a)(vii)

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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        693,856.62
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided            0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            55,243.15
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        638,613.47
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             2,354.92


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Household Consumer
Loan Trust, 1996-1
Series 1996-1  Owner
Trust Calculations
Due Period Ending        Jun 30, 2000
Payment Date             Jul 17, 2000

Calculation of
Interest Expense

Index (LIBOR)          6.651250%
Accrual end date,        Jul 17, 2000
accrual beginning
date and days in         Jun 15, 2000
Interest Period                    32

                         Class A   Class B    Certificates   Overcoll
                                                               Amount
Beginning Unpaid      137,830,208 92,808,485    9,280,848   25,247,558
Principal Balance

Previously unpaid               0          0            0
interest/yield

Spread to index             0.22%      0.60%        1.00%

Rate (capped at 13%,    6.871250%  7.251250%    7.651250%
15%, 16%)

Interest/Yield            841,836    598,202       63,120
Payable on the
Principal Balance

Interest on                     0          0            0
previously unpaid
interest/yield

Interest/Yield Due        841,836    598,202       63,120

Interest/Yield Paid       841,836    598,202       63,120

Summary

Beginning Security    137,830,208 92,808,485    9,280,848   25,247,558
Balance

Beginning Adjusted    137,830,208 92,808,485    9,280,848
Balance

Principal Paid         3,486,242   2,347,479      234,748     693,857

Ending Security       134,343,966 90,461,006    9,046,101  24,608,945
Balance

Ending Adjusted       134,343,966 90,461,006    9,046,101
Balance

Ending Certificate                                      0
Balance as %
Participation
Interest Invested
Amount

Targeted Balance      134,399,209 90,461,006    9,046,101

Minimum Adjusted                  49,000,000    4,900,000   13,300,000
Balance

Certificate Minimum                             7,832,372
Balance

Ending OC Amount as                                         24,608,945
Holdback Amount

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Ending OC Amount as                                                  0
Accelerated Prin Pmts

Beginning Net Charge            0          0            0            0
offs

Reversals                       0          0            0            0

Charge offs                     0          0            0            0

Ending Net Charge               0          0            0            0
Offs

Interest/Yield Paid   $1.3186659  $4.3906480   $2.4796381
per $1000

Principal Paid per    $5.4609062 $17.2298816   $9.2219434
$1000

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